================================================================================

                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                                (Amendment No. )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                                    TSR, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     -----------------------------------------------------------------------
     Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:
          ______________________________________________________________________

     2) Aggregate number of securities to which transaction applies:
          ______________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _____________
          ______________________________________________________________________

     4) Proposed maximum aggregate value of transaction: _______________________

     5) Total fee paid: ________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid: ________________________________________________

     2) Form, Schedule or Registration No.: ____________________________________

     3) Filing Party: __________________________________________________________

     4) Date Filed: ____________________________________________________________

================================================================================

                                    TSR, INC.

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         to be held on October 22, 1997

                                   ----------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of TSR, Inc. (the "Company"), a Delaware corporation, will be held at the offices of the Company located at 400 Oser Avenue, Hauppauge, New York 11788, on October 22, 1997 at 9:00 a.m. local time, to consider and act upon the following matters.

      1.  To elect five (5) Directors.

      2. To approve the Company's 1997 Employee Stock Option Plan (the "1997 Plan").

      3. To approve an amendment to the Company's Certificate of Incorporation in order to increase the number of authorized shares of Common Stock by 21,000,000 shares to an aggregate of 25,000,000 shares.

      4. To consider and act upon proposed amendments to the Certificate of Incorporation to provide for the classification of the Company's Board of Directors into three classes and certain related matters and to consider and act upon a proposed amendment to the Company's By-laws which includes conforming changes;

      5. To consider and act upon a proposal to amend the Certificate of Incorporation to eliminate stockholder action by written consent;

      6. To consider and act upon a proposed amendment to the By-laws to require stockholders to give the Company prior written notice of their intention to nominate directors;

      7. To consider and act upon a proposed amendment to the By-laws to require stockholders to give the Company prior written notice of their intention to bring matters before an annual meeting of stockholders and providing for procedures bringing matters before a special meeting of stockholders;

      8. To consider and act upon a proposed amendment to the Certificate of Incorporation to require that amendments to certain provisions of the Certificate of Incorporation require a vote of holders of 66-2/3% of the voting stock;

      9. To consider and act upon a proposed amendment to the Certificate of Incorporation to require that amendments to the By-laws approved by the stockholders require the vote of holders of 66-2/3% of the voting stock, unless such amendment is approved by the Board of Directors, in which case a vote of holders of only a majority of the voting stock shall be required.

     10. To ratify the appointment by the Board of Directors of KPMG Peat Marwick LLP as the independent auditors of the Company to examine and report on its consolidated financial statements for the fiscal year ending May 31, 1998.

     11. To transact such other business as may properly come before the Meeting or any adjournment thereof.

Stockholders of record at the close of business on September 23, 1997 will be entitled to vote at the meeting or any adjournments thereof. A list of stockholders entitled to vote at the Meeting will be open for examination of any stockholder of the Company, for any purpose germane to the meeting, during ordinary business hours at the offices of the Company for the ten-day period prior to the Meeting.


                                          By Order of the Board of Directors,

                                          JOHN G. SHARKEY, Secretary


Hauppauge, New York
September 29, 1997


WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE SO THAT YOUR SHARES ARE REPRESENTED. NO POSTAGE IS NEEDED IF THE PROXY IS MAILED WITHIN THE UNITED STATES.

                                    TSR, INC.
                                 400 Oser Avenue
                               Hauppauge, NY 11788

                                   ----------

                         ANNUAL MEETING OF STOCKHOLDERS
                         to be held on October 22, 1997

                                   ----------

                                 PROXY STATEMENT

The accompanying form of proxy is solicited on behalf of the Board of Directors of the Company for use at the Annual Meeting of the Stockholders of the Company to be held at the executive offices of the Company on October 22, 1997 at 9:00 a.m. or at any adjournment thereof. The solicitation of proxies will be made by mail and the cost will be borne by the Company. The Company's executive offices are located at 400 Oser Avenue, Hauppauge, New York 11788.

Proxies in the accompanying form which are properly executed and duly returned to the Company and not revoked will be voted as specified and, if no direction is made, will be voted for each of the proposals set forth in the accompanying Notice of Meeting. Each proxy granted is revocable and may be revoked at any time prior to its exercise by advising the Company in writing of its revocation. In addition, a Stockholder who attends the Meeting in person may, if he wishes, vote by ballot at the Meeting, thereby canceling any proxy previously given.

This Proxy Statement, the enclosed form of proxy and the Company's Annual Report for the fiscal year ended May 31, 1997 were first mailed on or about September 29, 1997 to holders of record as of September 23, 1997.

A majority of the issued and outstanding shares of Common Stock entitled to vote constitutes a quorum at the Meeting. The affirmative vote of holders of a majority of shares of Common Stock which are present and entitled to vote are required to approve Proposals 2, 6, 7, and 10. The affirmative vote of holders of a majority of the shares of Common Stock which are entitled to vote at the Meeting is required to approve Proposals 3, 4, 5, 8 and 9. Therefore, failure to vote on any of these proposals has the same effect as a negative vote. Accordingly, if stockholders do not vote their shares on Proposals 2-9, either in person or by proxy, such stockholders will have effectively voted against the Proposals. If approved, Proposals 3, 4, 5, 8 and 9 will become effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation of the Company with the Secretary of State of Delaware, which is expected to follow shortly after the approval, if at all, of such proposals.

Shares of Common Stock represented in person or by proxy at the Meeting (including shares that abstain or do not vote with respect to one or more of the matters presented at the Meeting) will be tabulated by the inspectors of election appointed for the Meeting whose tabulation will determine whether or not a quorum is present. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum with respect to any matter, but will not be counted as votes in favor of such matter. Accordingly, an abstention from voting on a matter by a stockholder present in person or represented by proxy at the Meeting will have the same legal effect as a vote "against" the matter. If a broker holding stock in "street name" indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a matter, those shares will not be considered as present and entitled to vote with respect to that matter. Accordingly, a "broker non-vote" on a matter will have no effect on the voting on any matter which requires the vote of a majority of the shares present and entitled to vote.

Candidates for election as members of the Board of Directors who receive the highest number of votes, up to the number of directors to be chosen, shall stand elected, and an absolute majority of the votes cast is not a prerequisite to the election of any candidate to the Board of Directors.

The outstanding voting stock of the Company as of September 1, 1997 consisted of 2,914,138 shares of Common Stock, par value one ($.01) cent per share (the "Common Stock"), with each share entitled to one vote. Only Stockholders of record at the close of business on September 23, 1997 are entitled to vote at the Meeting.

As of September 1, 1997, the following persons were known to Management to be beneficial owners of more than five percent of the Company's Common Stock:

                                  Amount and Nature
Name and Address               of Beneficial Ownership
of Beneficial Owner            at September 1, 1997 (1)     Percent of Class (4)
-------------------            ------------------------     --------------------
Joseph F. Hughes (2) ........       1,271,664 (3)                  43.6%
400 Oser Avenue
Hauppauge, New York  11788

----------

(1) Unless otherwise stated herein, each beneficial owner has sole voting power and sole investment power.

(2)  The beneficial owner is an officer and director of the Company.

(3) Mr. Hughes' ownership includes 135,464 shares of common stock held of record by his wife, as to which Mr. Hughes disclaims beneficial ownership.

(4) The number of shares outstanding as of September 1, 1997 of the Company's common stock, par value $.01 per share, was 2,914,138.

All executive officers and directors of the Company as a group (6 persons) beneficially owned shares of the Company's common stock as of September 1, 1997 as follows:

              Amount of Shares
             Beneficially Owned                 Percent of Class
             ------------------                 ----------------
                  1,289,596                          44.2%


                       PROPOSAL 1 -- ELECTION OF DIRECTORS

At the Meeting, five (5) Directors are to be elected. If the amendment to the Certificate of Incorporation to provide for a Classified Board of Directors (see "PROPOSAL 4") is adopted, the Board of Directors will be divided into three classes. This Meeting will be the first election of directors after the amendment which created the Classified Board. Accordingly, at the Meeting, one
(1) director will be elected for a term expiring at the Company's 1998 Annual Meeting, two (2) directors for terms expiring at the 1999 Annual Meeting, and two (2) directors for a term expiring at the 2000 Annual Meeting and, in each case, until their successors are duly elected and qualified. At each Annual Meeting after 1997, directors will be elected to succeed those directors whose terms then expire, and each person so elected will serve for a three-year term.

If the Amendment to the Certificate of Incorporation is not approved, directors elected at the Meeting will serve one-year terms until the 1998 Annual Meeting and until their successors are duly elected and qualified.

If any of the nominees listed below are unavailable for election at the date of the Annual Meeting, the shares represented by the proxy will be voted for such nominee or nominees as the person or persons designated to vote shall, in their judgement, designate. Management at this time has no reason to believe that any of the nominees will not be available or will not serve if elected.

Set forth in the following table is certain information with respect to each nominee, including equity securities beneficially owned as of September 1, 1997. The statements as to securities beneficially owned are based upon information furnished by each nominee.

                                                                       Common Stock
                                                                     of the Company
                                                                         Owned
Names of Directors                         Nominee        Nominee     Beneficially,
   and Nominees                           for Class      for Term      directly or    Percentage
   for Election                  Age     of Director     Expiring      indirectly      of Class
   ------------                  ---     -----------     --------      ----------      --------
Joseph F. Hughes (3) .........   66       Class I          2000        1,271,664(1)      43.6%

Ernest G. Bago ...............   57       Class II         1999           12,600          0.4%

John H. Hochuli, Jr. (2,3) ...   67       Class III        1998             --            --

James J. Hill (2,3) ..........   63       Class II         1999             --            --

Michael P. Dowd ..............   37       Class I          2000            5,332(4)       0.2%

----------

(1) See footnotes to table of stock ownership of certain Stockholders at page 2.

(2) Member of the Compensation Committee of the Board of Directors.

(3) Member of the Audit Committee of the Board of Directors.

(4) Mr. Dowd's ownership consists of 5,332 shares of common stock held of record by his wife as to which Mr. Dowd disclaims beneficial ownership.

During the fiscal year ended May 31, 1997 the Company's Board of Directors held three meetings. Each incumbent Director, who was a director at the time of the meeting, attended all of the meetings held during such period. The Compensation Committee, consisting of the two outside directors, met once during the year, with both members in attendance. The Audit Committee also met once during the year, with all members in attendance.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY.

The following table sets forth certain information concerning the executive officers and directors of the Company as of September 1, 1997:

                                                                   Year First
                                                               Became an Officer
     Name                  Age          Position                  or Director
     ----                  ---          --------                  -----------
Joseph F. Hughes ........   66    Chairman of the Board,              1969
                                  Chief Executive Officer,
                                  President, Treasurer and.
                                  Director

Ernest G. Bago ..........   57    President, TSR Consulting           1990
                                  Services, Inc. And Director

John G. Sharkey .........   38    Vice President, Finance,            1990
                                  Controller and Secretary

John H. Hochuli, Jr. ....   67    Director                            1993

James J. Hill ...........   63    Director                            1989

Michael P. Dowd .........   37    Director                            1997


Mr Joseph F. Hughes, from 1953 until forming the Company in 1969, was employed by International Business Machines Corporation ("IBM") in various systems engineering, marketing and administrative positions. Immediately prior to his employment with the Company, Mr. Hughes was responsible for managing the market and technical sales group serving colleges and universities with IBM in Long Island and Westchester County.

Mr. Ernest G. Bago, from 1986 until joining the Company in March 1990, was employed by Cap Gemini America as New Jersey Branch Manager. Prior to 1986, Mr. Bago was employed by Computer Sciences Corporation (CSC) for 14 years. During his tenure at CSC, Mr. Bago held various sales and marketing positions. His last position was Vice President of Sales and Marketing for the Communications Industry Division.

Mr. John G. Sharkey has a Masters Degree in Finance. He is a Certified Public Accountant in the State of New York. From 1987 until joining the Company in October 1990, Mr. Sharkey was Controller of Algorex Corporation, a publicly held electronics manufacturer. From 1984 to 1987, he served as Deputy Auditor of Long Island Trust Company, having responsibility over the internal audit department. Prior to 1984, Mr. Sharkey was with KPMG Peat Marwick LLP.

Mr. John H. Hochuli, Jr. became a Director of the Company in April 1993. In 1997 he retired from Diamond Manufacturing Corp., a maker of aluminum windows and doors, which he founded in 1955 and served as President.

Mr. James J. Hill became Director of the Company in December 1989. Since 1979 he has been Executive Vice President of Sales and Marketing for MRA Publications, Inc., a medical publishing business. Mr. Hill received a Bachelor of Science Degree in Business Administration from the University of Arizona in 1958 and a Bachelor of Foreign Trade Degree from the American Institute of Foreign Trade in Arizona in 1959.

Mr. Michael P. Dowd became a Director of the Company in September 1997. Since 1987 he has been employed at Bear Stearns &, Co., Inc. as an Associate Director. He has a Bachelor of Arts Degree from Fairfield University. He is the Son-in-Law of Mr. Joseph F. Hughes, Chairman of the Board of Directors.

The Company's executive officers are elected by, and serve at the discretion of, the Board of Directors.

    REMUNERATION AND CERTAIN TRANSACTIONS OF EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth a summary for the last three fiscal years of all compensation paid to the Company's Chief Executive Officer and each of the other executive officers whose individual compensation exceeded $100,000 ("Named Executives").

                    SUMMARY ANNUAL COMPENSATION TABLE (1,2)

                                               Fiscal
   Name and Principal Position                  Year       Salary        Bonus
   ---------------------------                 ------    -----------     -----
Joseph F. Hughes ...........................    1997       $353,000     $265,000
President and Chief Executive Officer           1996        343,000      139,000
                                                1995        332,000      120,000

Ernest G. Bago .............................    1997        150,000      407,000
President, TSR Consulting Services, Inc.        1996        150,000      253,000
                                                1995        150,000      253,000

John G. Sharkey ............................    1997         99,000       25,000
Vice President, Finance                         1996         95,000       35,000
                                                1995         95,000       25,000
----------

(1) The aggregate amount of all perquisites and other personal benefits paid to any Named Executive is not greater than either $50,000 or 10% of the total annual salary and bonus reported for such Named Executive.

(2) During the three fiscal years indicated, the Company did not grant any stock options to its executive officers, did not grant any stock appreciation rights, did not make any restricted stock awards and did not have a long-term incentive plan. The Company adopted the 1997 Employee Stock Option Plan in April, 1997. Future grants under the 1997 Employee Stock Option Plan to executive officers and directors are subject to stockholder approval of the Plan. See "Proposal 2" below.

          BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee consists of the two outside directors who have never been officers of the Company. The Committee's general philosophy is to have a compensation plan that is competitive and will attract, retain, motivate and reward highly qualified executives. The Committee's goals are to attract and retain an executive management team that is capable of taking full advantage of the Company's opportunities, and to provide incentives for outstanding performance. It is the responsibility of the Committee to advise the Board relative to the salaries, bonuses and stock options granted to the individuals listed on the executive compensation table.

The compensation of the Chief Executive Officer, Joseph F. Hughes is currently based on a new five year employment agreement which terminates May 31, 2002. This agreement provides for a competitive base salary, a performance based bonus provision tied to the Company's pre-tax profits, and an additional discretionary bonus. In determining the level of Mr. Hughes' compensation, the Committee took into consideration his diverse responsibilities and his development and implementation of business strategies which have significantly enhanced the Company's potential opportunities.

The compensation of the other executive officers is guided by the Committee's overall philosophy and goals. The Committee wishes to further ensure that the services of these individuals are retained to use their years of invaluable experience in the markets that the Company services in order to facilitate continued growth and profitability. The compensation of Ernest G. Bago, President of the contract computer programming subsidiary, is based upon a five year employment agreement which terminates May 31, 1999. This agreement provides for a competitive base salary and a significant performance based bonus tied to the operating profits of the contract computer programming subsidiary. The compensation of John G. Sharkey, Vice President of Finance, is reviewed annually based upon the achievement of both corporate and individual performance goals.


                                          Compensation Committee

                                          James J. Hill, Chairman
                                          John H. Hochuli, Jr.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS

The following graph compares cumulative five-year stockholder returns (including reinvestment of dividends) on an indexed basis with the Center for Research in Security Prices ("CRSP") Index for the NASDAQ Stock Market (US Companies) and the CRSP Index for NASDAQ Computer and Data Processing Stocks (SIC Codes 737). These indices are included for comparative purposes only and do not necessarily reflect management's opinion that such indices are an appropriate measure of the relative performance of the stock involved, and are not intended to forecast or be indicative of possible future performance of the Common Stock.

               PERFORMANCE GRAPH OF TSR, INC. COMMON STOCK VERSUS
                      BROAD MARKET AND PEER GROUP INDICES

                                     [GRAPH]

                                   5/92    5/93    5/94    5/95    5/96    5/97
                                   ----    ----    ----    ----    ----    ----
TSR, Inc.........................   100      86     133     183     440    1,757
NASDAQ (US)......................   100     120     127     151     219      247
Computer and Data Processing.....   100     117     124     171     261      311

Notes:

A.   The index level for all series was set to $100 at May 31, 1992.

B. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

C. If the monthly interval based on the fiscal year-end is not a trading day, the preceding trading day is used.

                               COMPENSATION PLANS

The following described plans adopted by the Company pursuant to which cash or non-cash compensation was paid during the years ended May 31, 1995, 1996, or 1997, or pursuant to which such compensation may be distributed in the future, to the Named Executives.

401(K) DEFERRED COMPENSATION AND PROFIT SHARING PLAN

In 1985, the Company adopted a voluntary retirement savings plan for employees who have attained age 21 and have at least six months of service. This plan permits employees to contribute, on a pre-tax basis, up to 15% of their compensation. Also, the plan has a matching provision whereby the Company matches 50% of the first 4% of the employee's basic contribution. However, the matching provision does not apply to the Named Executives and other highly paid individuals. Additionally, the plan provides for discretionary profit sharing contributions as determined by the Board of Directors. There were no such contributions for the fiscal years ended May 31, 1995, 1996, or 1997.

COMPENSATION OF DIRECTORS

For their service, members of the Board of Directors who are not salaried employees of the Company received an annual retainer of $6,000, payable quarterly during fiscal 1997.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND
CHANGE IN CONTROL ARRANGEMENTS

In June 1994, an employment agreement was entered into with Ernest G. Bago providing for an annual base salary of $150,000, and providing for additional incentive compensation based upon certain criteria which are agreed upon from time to time, such criteria being currently based primarily on the profitability of the Company's contract programming subsidiary. During fiscal year 1997, $407,000 in incentive compensation was paid. This agreement is for a five year term and provides for severance, in the event of termination, of the base salary for the shorter of three years from such termination or the remainder of the original term.

In June 1997, an employment agreement was entered into with Joseph F. Hughes which terminates May 31, 2002. This agreement provides for an initial base salary of $375,000 with annual adjustments based upon increases in the Consumer Price Index, such increases to be no less than 3% and no more than 8% per year. Additionally, the agreement provides for an annual discretionary bonus for each fiscal year, the maximum to be $50,000 if pre-tax profits are less than $1,000,000 and a minimum of 7.5% of pre-tax profits if such profits exceed $1,000,000. In fiscal 1997, Mr. Hughes received the minimum bonus of 7.5% of pre-tax profits or $265,000 under a similar provision of his prior agreement.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than ten percent Stockholders are required by regulation of the Commission to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended May 31, 1997, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were satisfied.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. James J. Hughes, son of Joseph F. Hughes, has been employed by the Company since 1975, except for the period August 1986 through August 1987 when he was employed at Kidder, Peabody & Co. as a registered representative. He is currently Production Manager of Catch/21 Enterprises, Incorporated, the subsidiary which is engaged in providing Year 2000 Compliance Solutions. During fiscal year 1997, he received total cash compensation of $174,000. Additionally, he was awarded options to purchase 25,000 shares of the Company's common stock at a price of $18.25 per share.

Mr. Christopher Hughes, son of Joseph F. Hughes, has been employed by the Company since 1983 and is currently a Vice President for the contract programming services subsidiary. He received total cash compensation of $159,000 during fiscal year 1997. Additionally, he was awarded options to purchase 25,000 shares of the Company's common stock at a price of $18.25 per share.

Ms. Lisa M. Amoroso, daughter of Joseph F. Hughes has been employed by the Company since 1995 and is currently Marketing Director of Catch/21 Enterprises, Incorporated. During fiscal year 1997 she received total cash compensation of $83,000. Additionally, she was awarded options to purchase 10,000 shares of the Company's common stock at a price of $18.25 per share.

          PROPOSAL 2 -- APPROVAL OF THE 1997 EMPLOYEE STOCK OPTION PLAN

At the Annual Meeting, the stockholders are being asked to approve the Company's 1997 Employee Stock Option Plan (the "1997 Plan") which provides for the grant of options to purchase up to 400,000 shares of Common Stock. The Board of Directors adopted the 1997 Plan on April 19, 1997, and recommends that the stockholders approve the amendment. The approval by a majority of the votes present and entitled to be cast at the Annual Meeting of Stockholders is required to approve the 1997 Plan.

The purpose of the 1997 Plan, is to ensure the retention of existing executive personnel, key employees, directors and consultants of the Company, to attract and retain competent new executive personnel, key employees, directors and consultants and to provide additional incentive to all such persons by permitting them to participate in the ownership of the Company.

The 1997 Plan provides that options granted under the 1997 Plan to officers and directors of the Company are subject to stockholder approval of the Plan. No options have been granted to officers or directors of the Company under the 1997 Plan. The 1997 Plan further provides that options granted under the 1997 Plan to persons who are not officers or directors will not be treated as incentive stock options within the meaning of the Internal Revenue Code of 1986 ("incentive options") unless the 1997 Plan is approved by the stockholders of the Company. Any options granted prior to the date of stockholder approval to persons other than officers and directors of the Company will continue to be exercisable in accordance with their terms if the stockholders do not approve the 1997 Plan. Options to purchase 110,000 shares at a weighted average exercise price of $18.25 per share were granted to persons who were not officers or directors of the Company prior to the date hereof including 60,000 options at a weighted average exercise price per share of $18.25 per share granted to adult children of Joseph F. Hughes, the President, Chairman of the Board and Chief Executive Officer of the Company, who are employees of the Company.

SUMMARY OF THE PLAN

The 1997 Plan provides for issuance of options to purchase 400,000 shares of Common Stock. Options granted under the 1997 Plan may be either incentive options, or options that do not qualify as incentive options ("non-qualified options"). The 1997 Plan, which expires in 2007, is administered by a committee of Directors meeting the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 ("Rule 16b-3") designated by the Board of Directors(the "Committee") or by the Board of Directors. The selection of participants, allotment of shares, determination of price and other conditions of purchase of options will be determined by the Committee or the Board of Directors in its sole discretion. Options may be granted to employees, officers or directors of, or consultants or advisors, to the Company selected by the Board of Directors or the Committee. The criteria to be used by the Board of Directors or the Committee in granting options will be consistent with the purposes of the Plan, as set forth above. As of September 1, 1997, the number of employees, directors, and officers eligible to receive grants under the 1997 Plan were 25 persons. Options granted under the 1997 Plan are exercisable for a period of up to 10 years from the date of grant at an exercise price which is not less than the fair market value of the Common Stock on the date of the grant, except that the term of an incentive option granted under the 1997 Plan to a stockholder owning more than 10% of the outstanding Common Stock may not exceed five years and its exercise price may not be less than 110% of the fair market value of the Common Stock on the date of the grant. To the extent that the aggregate fair market value, as of the date of grant, of the shares for which incentive options become exercisable for the first time by an optionee during the calendar year exceeds $100,000, the portion of such option which is in excess of the $100,000 limitation will be treated as a non-qualified option.

Options granted under the 1997 Plan may be exercised during such period as shall be determined by the Board of Directors or the Committee, except that an incentive option may only be exercised while the grantee is employed by the Company or within three months of the date of termination of employment. However, incentive options which become exercisable at the time of termination by reason of death or permanent disability of the optionee may be exercised within one year after the date of termination of employment or retention.

The 1997 Plan may be amended by the Board of Directors at any time. The Company's stockholders, however, must approve any amendment that would require approval under Rule 16b-3 or Section 422 of the Code.

An optionee will not realize taxable compensation income upon the grant of an incentive option under the 1997 Plan. In addition, an optionee will not realize taxable compensation income upon the exercise of an incentive option for cash if the optionee holds the shares acquired until at least one year after exercise and, if later, until two years after the date of grant of the option. The amount by which the fair market value of the shares exceeds the option price at the time of exercise generally is an item of tax preference for purposes of the alternative minimum tax. If an optionee acquires Common Stock through the exercise of an incentive option under the 1997 Plan and subsequently sells the Common Stock after holding the shares for the period described above, the gain or loss which is the difference between the sale price of the Common Stock and the option exercise price will be taxed as capital gain or loss, which will be long-term if the applicable holding period has been met. When the holding period requirements discussed above are not satisfied, the gain will be treated as compensation income, which generally will not exceed the lesser of (i) the amount of gain on sale, or (ii) the excess of the fair market value of the shares at the exercise date over the exercise price. If an optionee pays the exercise price of an incentive stock option by delivering shares of Common Stock, the exchange of shares generally will be treated as a non-taxable transaction (provided that the shares delivered in payment are not shares acquired upon exercise of an incentive stock option which have not satisfied the holding period requirements discussed above).

An incentive option does not entitle the Company to an income tax deduction except to the extent and at the time that an optionee realizes compensation income therefrom.

An optionee will not realize taxable compensation income upon the grant of a non-qualified stock option. Ordinarily, when an optionee exercises a non-qualified stock option for cash or Common Stock, the optionee will realize taxable compensation income at that time equal to the difference between the option exercise price and the fair market value of the shares on the date of exercise. For tax purposes an optionee will generally have a basis in stock acquired through the exercise of a non-qualified stock option under the 1997 Plan equal to the amount taxed as compensation income plus the exercise price. If the optionee subsequently sells the stock, any gain or loss calculated as the difference between the sale price and the basis will be taxed as capital gain or loss, which will be long-term if the applicable holding period has been met.

The amount of any compensation income realized by an optionee upon exercise of a non-qualified stock option will be allowable to the Company as a deduction at the time it is realized by the optionee, provided that the Company complies with applicable withholding requirements.

The foregoing discussion with respect to the tax treatment of gain on sale of stock acquired on exercise of incentive options or non-qualified stock options assumes that at the date of such sale the optionee is not a dealer in securities and holds such stock as a capital asset. Any income tax deduction to the Company described above will be subject to any applicable limitations on deductions for compensation generally.

The foregoing provides only a general description of the federal income tax consequences of transactions under the 1997 Plan, and participants should consult a tax advisor as to their individual circumstances.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 2.

            PROPOSAL 3 -- APPROVAL AND RATIFICATION OF THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

The Board of Directors of the Company has adopted and recommended to the stockholders approval of an amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock from 4,000,000 to 25,000,000. The proposed increase in the authorized Common Stock has been recommended by the Board of Directors to assure that an adequate supply of authorized unissued shares is available for general corporate needs including issuance in connection with future financing.

As of September 1, 1997; 2,914,138 shares of Common Stock were outstanding ("Shares") and the Company had 400,000 Shares reserved for issuance upon exercise of options under the 1997 Plan, under which options to purchase 110,000 Shares are outstanding. If the amendment to the Certificate of Incorporation is approved, there will be 21,685,862 authorized Shares available for issuance, on such terms and conditions as may be determined by the Board of Directors.

If the amendment to the Certificate of Incorporation is approved, the Company expects to issue a portion of the additional authorized shares of Common Stock as a stock split in the form of a stock dividend (the "Stock Split"). Management believes that an increase in the number of shares outstanding could facilitate trades in the Common Stock and, as a result, could establish a more liquid market in the Common Stock and result in a wider distribution of the Common Stock. Although it is not possible to predict the precise impact, the Stock Split would have on the trading price of the Company's Common Stock, the Stock Split would reduce the per share trading price of the Common Stock, but not necessarily in the same proportion as the increase in the number of outstanding shares. Any Stock Split is subject to the approval of the Board of Directors, and there can be no assurance that if the amendment is approved, the Stock Split will be effected.

While the Company has no specific plans, arrangements, or agreements to issue Shares other than those described above, the Board of Directors of the Company believes it is advisable and in the best interest of the Company to have available authorized but unissued Shares in an amount adequate to provide for the future needs of the Company. The additional authorized Shares will benefit the Company by providing flexibility to the Board of Directors without further action or authorization by stockholders (except as required by law), in responding to business needs and opportunities as they arise, or for other proper corporate purposes. These corporate purposes might include issuance of additional shares of Common Stock to provide additional financing to the Company; acquisitions of securities or other assets of other corporations, stock dividends, stock splits, employee stock options, convertible debt financing, the obtaining of capital funds through public and private offerings of Shares or of securities convertible into Shares, or to compensate employees or retain consultants, and issuance of warrants in connection with any of the foregoing. The issuance of any additional Shares will be on terms deemed to be, at the time of such issuances, in the best interests of the Company and its stockholders. If such additional authorized shares of Common Stock are subsequently issued to other than existing stockholders, the percentage interest of existing stockholders in the Company will be reduced. Holders of Common Stock have no preemptive rights with respect to future issuances of Common Stock.

The Board of Directors is not aware of any attempt to gain control of the Company nor is it recommending this amendment to increase the number of authorized Shares of Common Stock in response to any specific effort to obtain control of the Company. The proposed amendment to increase the number of authorized Shares is not designed as nor intended to be an anti-takeover measure; however, the authorized but unissued Shares could be used by incumbent management to make a change in control of the Company more difficult and time-consuming. Under certain circumstances, such unissued Shares could be used to create obstacles or to frustrate persons seeking to effect a takeover or otherwise gain control of the Company with a view to instituting a merger, sale of all or part of the Company's assets, or other similar transaction which may not be in the best interest of the stockholders.

It is expected that the proposed amendment, if approved by the stockholders, will be made effective on or about October 23, 1997, by the filing and recording of an appropriate Certificate of Amendment as required under Delaware law.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 3.


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


                          INTRODUCTION TO THE PROPOSALS

The Board of Directors unanimously has determined that certain amendments to the Company's Certificate of Incorporation and By-Laws are advisable and has unanimously voted to recommend them to the Company's stockholders for adoption at the Meeting. These amendments are being submitted in the form of six separate proposals: (i) a proposal to create a classified Board of Directors and related matters including a restriction on filling of vacancies on the Board of Directors; (ii) a proposal to eliminate stockholder action by written consent;
(iii) a proposal requiring stockholders to give the Company prior notice of their intention to nominate directors; (iv) a proposal requiring stockholders to give the Company prior notice of their intention to bring matters before an annual meeting of stockholders and providing procedures for bringing matters before a special meeting of stockholders; (v) a proposal to require a super-majority (66-2/3%) vote of stockholders for certain amendments to the Certificate of Incorporation; and (vi) a proposal to require a super-majority (66-2/3%) vote of stockholders for amendments to the By-laws, unless such amendments are approved by the Board of Directors, in which case a vote of a majority of the Company's voting stock is required (collectively, the "Proposals"). The purposes and effects of the six proposals are set forth below, followed by a more detailed description of each proposal and how it would operate.

The text of each of the proposed amendments is attached to this Proxy Statement as Exhibit A. The statements made in this Proxy Statement with respect to these amendments should be read in conjunction with and are qualified in their entirety by reference to Exhibit A.

                              PURPOSES AND EFFECTS

The Board of Directors believes that, without the Proposals which it is recommending for stockholder approval at the Meeting, the Company may be vulnerable to certain tactics --including the accumulation of substantial voting positions as a prelude to an attempt to take over corporate control or to effect a significant corporate restructuring, proxy fights, and similar tactics. For the reasons discussed below, the Board of Directors believes that such tactics could be highly disruptive to the Company and could result in dissimilar and unfair treatment of the Company's stockholders. Proposals No. 4 through 9 are being proposed as a means of protecting the Company from these kinds of tactics. Officers and directors and members of their family currently beneficially own 44.2% of the outstanding Common Stock of the Company, which makes any attempt to take over corporate control unlikely as a practical matter at the present time. However, the percentage of outstanding Common Stock held by officers and directors and their family members could be reduced as a result of sales of Common Stock by them or issuances of additional shares of Common Stock by the Company. The Board of Directors believes that the Proposals, taken as a whole, will reduce the vulnerability of the Company to takeover proposals that are not in the best interests of the Company or its stockholders and will allow the Board time to carefully consider and act upon any proposed takeover or other major corporate restructuring.

The Proposals are interrelated, but are being presented as six separate proposals. The Proposals are not being recommended in response to any past problems regarding Board of Director continuity or any specific effort of which the Board of Directors is aware to accumulate the Company's stock or to acquire control of the Company, but rather in recognition that such activities might occur in the future.

             PROPOSAL 4 -- CLASSIFICATION OF THE BOARD OF DIRECTORS
                             AND RELATED PROPOSALS

The Board of Directors has approved a resolution amending the Company's Certificate of Incorporation to provide for a classified Board (the "Classified Board"), to establish procedures for filling vacancies on the Board, and to restrict filling of vacancies on the Board. The Board of Directors has also approved a corresponding amendment in the Company's By-laws with respect to filling of vacancies on the Board of Directors.

A. CLASSIFICATION OF BOARD.

Proposal 4 would, if adopted, operate to divide the Board into three separate classes of directors, as nearly equal in number as possible, to serve a three year term and until their successors are duly elected and qualified with each class being elected at different annual stockholder meetings. Following the effectiveness of Proposal 4, Class I directors will consist of two (2) directors who will serve for an initial term of three years, Class II directors will consist of two (2) directors who will serve for an initial term of two years, and Class III directors will consist of one (1) director who will serve for an initial term of one year. For an identification of these nominees see "PROPOSAL 1 -- ELECTION OF DIRECTORS". At each annual meeting after 1997, directors will be elected to succeed those whose terms then expire and each newly elected director will serve for a three-year term. Proposal 4 would replace the present system of electing all of the directors annually for one-year terms.

B. NEWLY CREATED DIRECTORSHIPS AND VACANCIES.

The effect of a Classified Board of Directors may otherwise be circumvented by increasing or decreasing the size of the Board. At present, vacancies in the Board of Directors, including vacancies resulting from an increase in the number of directors, are required to be filled by a majority vote of the remaining members of the Board, although less than a quorum, and each person so elected serves as a director until a successor is elected by the stockholders. Additionally, the size of the Board may be increased or decreased at any time by the affirmative vote of holders representing a majority of the Company's outstanding voting stock, except that the term of an incumbent director cannot be shortened. Proposal 4 provides that the size of the Board may be fixed solely by action of the Board itself, and that any vacancies in the Board of Directors can only be filled by a majority vote of the remaining directors then in office, even though less than a quorum, and each person so elected would serve for the remainder of the full term of the class in which the new directorship was created or the vacancy occurred. If the number of directors constituting the Board is increased or decreased, the resulting number of directors will be apportioned among the three classes so as to make all classes as nearly equal in number as possible, except that the term of any incumbent director may not be shortened.

Adoption of Proposal 4 may have the effect of making it more difficult for stockholders to remove the existing management of the Company and may, therefore, discourage potentially unfriendly bids for shares of the Company. The amendment may also impede assumption of the management of the Company by any other person or entity which, through a takeover bid or otherwise, might obtain a substantial number of shares of Common Stock. In considering Proposal 4, stockholders should consider and review the "INTRODUCTION TO PROPOSALS", "REASONS FOR PROPOSALS 4 to 9" and "POSSIBLE ANTI-TAKEOVER EFFECTS OF THE PROPOSALS".

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 4.


             PROPOSAL 5 -- AMENDMENT TO REQUIRE THAT ALL STOCKHOLDER ACTION BE TAKEN AT A STOCKHOLDER MEETING AND NOT BY WRITTEN CONSENT

The Board of Directors has approved a resolution amending the Company's Certificate of Incorporation and a corresponding amendment to the Company's By-laws to provide that actions required or permitted to be taken at any annual or special meeting of the stockholders may be taken only upon the vote of the stockholders at a meeting duly called and may not be taken by written consent of the stockholders.

Under the General Corporation Law of the State of Delaware ("Delaware GCL"), unless otherwise provided in the Certificate of Incorporation, any action required or permitted to be taken by stockholders of the Company may be taken without a meeting, without prior notice and without a stockholder vote if a written consent setting forth the action to be taken is signed by the holders of shares of outstanding stock having the requisite number of votes that would be necessary to authorize such an action at a meeting of stockholders at which all shares entitled to vote thereon were present and voted. The Company's Certificate of Incorporation currently contains no provision restricting or regulating stockholder action by written consent.

The adoption of this amendment would eliminate the ability of the Company's stockholders to act by written consent in lieu of a meeting. The Board of Directors does not believe that the elimination of stockholder action by written consent will create a significant impediment to a tender offer or other effort to take control of the Company. Nevertheless, the effect of this proposal may be to make more difficult, or delay, certain actions by a person or a group acquiring a substantial percentage of the Company's stock, even though such actions might be desired by, or beneficial to, the holders of a majority the Company's stock. For these reasons, the Board of Directors believes that Proposal 5 may have an anti-takeover effect. In considering Proposal 5, stockholders should consider and review the "INTRODUCTION TO PROPOSALS", "REASONS FOR PROPOSALS 4-9" and "POSSIBLE ANTI-TAKEOVER EFFECTS OF THE PROPOSALS".

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 5.

                             PROPOSAL 6 -- AMENDMENT
                ESTABLISHING PROCEDURES FOR NOMINATING DIRECTORS

The Board of Directors has approved a resolution amending the Company's By-laws to establish procedures with respect to the nomination of persons for election as directors. The amendment provides that a stockholder intending to nominate a director for election at an annual meeting of stockholders must give written notice of such intention to the Company not less than 75 days nor more than 120 days prior to the anniversary of the preceding year's annual meeting (or, if the date of an annual meeting is scheduled to be held on a date more than 30 days before the anniversary date or more than 60 day after the anniversary date, a stockholder's notice shall be timely if delivered to, or mailed and received by, the Company not later than the close of business on the later of (i) the 75th day prior to the scheduled date of such annual meeting or (ii) the 15th day following the day on which public announcement of the date of such annual meeting is first made by the Company).

The proposed amendment requires that any notice of intention to nominate a director must contain certain information about the proposed nominee and about the stockholder intending to make the nomination. The Company may also require any proposed nominee to furnish other information reasonably required by the Company to determine the proposed nominee's qualifications to serve as a director. The determination as to whether the notice provisions have been met will be made by the Board of Directors, a designated committee thereof, or the presiding officer at the annual meeting. The current form of the Company's Certificate of Incorporation and By-laws and the Delaware GCL contain no notice provisions similar to that set forth in the amendment.

While the amendment does not give the Board of Directors any power to approve or disapprove of a stockholder nomination, it will preclude a stockholder nomination from the floor or by other means if the proper procedures are not followed. Accordingly, the amendment could prevent stockholder nominations which may be favored by a majority of stockholders. Although the Board of Directors does not believe that the amendment will have a significant impact on any attempt by a third party to obtain control of the Company, it is possible that the amendment may deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempt to obtain control of the Company or effect a change in the Company's management, irrespective of whether such action would be beneficial to stockholders generally. For these reasons, the Board of Directors believes that Proposal 6 may have an anti-takeover effect.

In considering Proposal 6, stockholders should consider and review the "INTRODUCTION TO PROPOSALS", "REASONS FOR PROPOSALS 4-9" and "POSSIBLE ANTI-TAKEOVER EFFECTS OF THE PROPOSALS".

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 6.


            PROPOSAL 7 -- AMENDMENT TO PROVIDE NOTICE REQUIREMENT FOR STOCKHOLDERS TO PRESENT PROPOSALS AT MEETINGS OF STOCKHOLDERS

The Board of Directors has approved a resolution amending the Company's By-laws to provide that the only business that may be conducted at any annual meeting of the stockholders is business that has been brought before the annual meeting by, or at the direction of, the majority of the directors or by any stockholder of the Company who provides timely notice of the proposal in writing to the Secretary of the Company and that the only matters that can be considered at a special meeting are those matters set forth in the notice.

With respect to an annual meeting, to be timely, a stockholder's notice must be delivered to, or mailed to and received at, the principal executive offices of the Company not less than 75 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting, provided, however, that in the event the annual meeting is scheduled to be held on a date more than 30 days before the anniversary date or more than 60 days after the anniversary date, a stockholder's notice shall be timely if delivered to, or mailed to and received by, the Company at its principal executive office not later than the close of business on the later of (i) the 75th day prior to the scheduled date of such annual meeting or (ii) the 15th day following the day on which public announcement of the date of such annual meeting is first made by the Company. The stockholder's notice must set forth in writing each matter the stockholder proposes to bring before the annual meeting including: a brief description thereof and the reasons for conducting such business at the annual meeting; the names and addresses, as they appear on the stock transfer books, of stockholders proposing and supporting such proposal; the class and number of shares of the Company's stock which are beneficially owned by the supporting stockholders on the date of the presenting stockholder's notice; and any material interest of the presenting stockholder in such proposal. The determination as to whether the notice provisions have been met will be made by the Board of Directors, a designated committee thereof, or the presiding officer at the annual meeting.

The proposed amendment will also limit the matters which may be brought before a special meeting to those matters specified in the notice of the special meeting.

No comparable limitation is included in the current Certificate of Incorporation or By-laws. The By-laws as currently in effect, provide that special meetings may only be called by the Board, the President or by the Secretary at the request of stockholders owning a majority of the voting stock of the Company. At the present time neither the Certificate of Incorporation nor the By-laws of the Company specify what business may be conducted at an annual meeting. Therefore, any business may be conducted that is specified in the notice of annual meeting or that is properly brought before the meeting.

The proposed procedures may limit to some degree the ability of stockholders to initiate discussion at a stockholders' meeting. It will also preclude the conducting of business at a particular meeting if the proper notice procedures have not been followed. The proposed amendment does not give the Board any power to approve or disapprove the business that stockholders desire to be conducted at the meeting, but it does provide for a more orderly procedure for conducting the meeting. Nothing in the proposed amendment precludes any discussion by any stockholder of any business properly brought before the annual meeting. These proceedings could affect proposals which may be brought by stockholders seeking to acquire control of the Company and could have an anti-takeover effect. For these reasons, the Board of Directors believes that Proposal 7 may have an anti-takeover effect. In considering Proposal 7, stockholders should consider and review the "INTRODUCTION TO PROPOSALS", "REASONS FOR PROPOSALS 4-9" and "POSSIBLE ANTI-TAKEOVER EFFECTS OF THE PROPOSALS".

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 7.


              PROPOSAL 8 -- SUPER-MAJORITY VOTING REQUIRED TO AMEND
                          CERTIFICATE OF INCORPORATION

The Board of Directors has approved a resolution amending the Company's Certificate of Incorporation to require the affirmative vote of not less than 66-2/3% of the outstanding voting stock to approve amendments to the provisions of the Certificate of Incorporation added pursuant to the proposals being submitted to the stockholders for approval hereby.

Article Tenth of the Company's Certificate of Incorporation currently provides that the Certificate of Incorporation can be amended in the manner provided by law. Under the Delaware GCL, the Certificate of Incorporation can be amended at any time upon adoption of a resolution of the Board of Directors that is approved by the affirmative vote of holders representing a majority of the shares of stock entitled to vote upon the amendment. The supermajority vote provision of Proposal 8 will make it more difficult for a stockholder to eliminate the Company's takeover defenses that require amending the Certificate of Incorporation and may make it more difficult for stockholders to remove the existing management of the Company. Consequently, it may discourage potentially unfriendly bids for shares of the Company. For example, if Proposal 8 is adopted, and Proposal 4 is also adopted, a stockholder seeking to eliminate the Classified Board would have to obtain the affirmative vote of holders representing two-thirds of the shares of stock entitled to vote thereon in order to amend the Company's Certificate of Incorporation. For these reasons, the Board of Directors believes that Proposal 8 may have an anti-takeover effect. In considering Proposal 8, stockholders should consider and review the "INTRODUCTION TO PROPOSALS", "REASONS FOR PROPOSALS 4-9" and "POSSIBLE ANTI-TAKEOVER EFFECTS OF THE PROPOSALS".

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 8.


          PROPOSAL 9 -- SUPERMAJORITY VOTING REQUIRED TO AMEND BY-LAWS

The Board of Directors has approved a resolution adding a new provision to the Company's Certificate of Incorporation to require the affirmative vote of two-thirds of the outstanding voting stock to approve amendments to the Company's By-laws unless the Board of Directors has approved such amendment, in which case the vote of a majority of the outstanding voting stock will be required to approve the amendment. At the Meeting, stockholders will consider and vote on this proposed amendment.

The By-laws of a corporation set forth the rules and regulations governing certain processes and procedures relative to the governance of a corporation. By-law provisions are subordinate to provisions contained in a corporation's Certificate of Incorporation. The By-laws typically contain the procedures regarding the calling and conduct of stockholder meetings, stockholder rights to inspect corporate records, qualification of directors as well as procedures regarding directors meetings, quorums and required votes. In particular, Proposals 7 and 8, which specifically govern the procedures for nominating directors and bringing matters before a meeting of stockholders will, if adopted, be included in the By-laws. By-laws also set forth the general duties of officers and procedures regarding their removal in addition to detailed provisions regarding indemnification of officers, directors and employees.

The Delaware GCL confers sole authority to adopt, amend, or repeal By-laws in the stockholders unless the Certificate of Incorporation also confers such a power upon the Board of Directors. The Company's Certificate of Incorporation currently provides that both the stockholders and Board of Directors can amend the By-laws by a majority vote. However, the Board of Directors cannot amend those By-laws which explicitly prohibit the Board from doing so. Although no By-law contains such a prohibition, stockholders can, in the future, through their power to amend the By-laws, prevent the Board from amending certain By-laws. By requiring the supermajority vote, Proposal 9 will have the effect of making it more difficult for stockholders to change the internal operating procedures of the Corporation, to limit the effectiveness of the Proposals set forth in Proposals 4 to 9, and to limit the Board's ability to manage the affairs of the Company. This provision may further discourage potentially unfriendly bids for shares of the Company. For these reasons, the Board of Directors believes that Proposal 9 may have an anti-takeover effect. In considering Proposal 9, stockholders should consider and review the "INTRODUCTION TO PROPOSALS", "REASONS FOR PROPOSALS 4-9" and the "POSSIBLE ANTI-TAKEOVER EFFECTS OF THE PROPOSALS".

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 9.


                            REASONS FOR PROPOSALS 4-9

The adoption of the Proposals is intended to act as an integrated approach to addressing the Board's concerns, as discussed below in greater detail, relative to maintaining operational stability and affording the Board the necessary time and flexibility to appropriately respond to unsolicited takeover attempts and proposals which may be submitted by parties seeking to gain control of the Company. As such, the Proposals are intended to be approved as a whole, rather than in their constituent parts, in order to enhance their effectiveness in meeting the Board's stated purpose. The Board of Directors believes that the Proposals will enhance the ability of the Company to carry out long-range plans and goals for the Company's benefit and the benefit of its stockholders.

Proposal 4 will promote these long range plans and goals since, if adopted, it would establish a Classified Board, creating directorships for longer terms which expire at different intervals and limit removal of directors only for cause and upon a supermajority vote of stockholders. Although the Company has not experienced difficulties in the past in maintaining continuity of operations and management, the Board of Directors believes that a Classified Board will assist the Company in maintaining this continuity into the future. These provisions should increase the likelihood of continuity and stability in the composition of the Board of Directors and, at the same time, reduce the possibility that a third party could effect or threaten to effect a sudden or surprise change in majority control of the Board of Directors without the support of the incumbent Board. The Board of Directors does not believe that the Company has had any problems in the past with respect to continuity in leadership and policy.

A Classified Board would also extend the time it would take for a hostile stockholder to obtain control of the Company's Board of Directors, thereby limiting such abusive takeover tactics as two tiered tender offers. Assuming each class of directors is equal in size, even a majority stockholder could not obtain control of the Board until the second annual stockholders meeting after it acquired a majority of the voting stock. During this time, the Board of Directors would have a better opportunity to negotiate with any such majority stockholder to obtain more favorable price and terms in any merger or tender offer. In addition, Proposal 4 will eliminate the ability of the stockholders to dismiss the entire Board of Directors and to increase or decrease the size of the Board, and will, therefore, further promote continuity of operations and management.

The provisions of Proposal 4 which restrict expanding the Board and filling the resulting vacancies would make it more difficult for a third party to remove incumbent directors or expand the Board and simultaneously gain control of the Board by filling the vacancies created by such expansion with its own nominees.

Proposal 5 is intended to prevent solicitation of consents by stockholders seeking to effect changes without giving all of the Company's stockholders entitled to vote on a proposed action an adequate opportunity to participate at a meeting where such proposed action is considered. The proposed amendment would prevent a takeover bidder holding or controlling a large block of the Company's voting stock from using the written consent procedure to take stockholder action unilaterally. This amendment will ensure that all stockholders will have advance notice of any attempted major corporate action by stockholders, and that all stockholders will have an equal opportunity to participate at the meeting of stockholders where such action is being considered. It will enable the Company to set a record date for any stockholder voting, and should reduce the possibility of disputes or confusion regarding the validity of purported stockholder action. The amendment could provide some encouragement to a potential acquiror to negotiate directly with the Board of Directors.

Proposal 6, by requiring advance notice of a nomination by a stockholder, is intended to afford the Board of Directors a meaningful opportunity to consider the qualifications of any proposed nominee and, to the extent deemed necessary or desirable by the Board, to inform stockholders about such qualifications. This provision, it is believed, will further the objective of the Board to identify candidates who have the character, experience and proven accomplishments which give promise of significant contribution to the Company's business. The amendment is being proposed because the Board considers it advantageous to be able to consider in advance the qualifications of any proposed nominee, as opposed to being confronted with a surprise nomination at or shortly prior to a meeting of stockholders.

The purpose of Proposal 7 is to provide an orderly procedure for the notification of the Board of Directors of business which is to be presented at stockholders' meetings. This will enable the Board of Directors to plan such meetings and also, to the extent it deems it necessary or desirable, to inform the stockholders, prior to the meeting, of any new business that will be presented at the meeting. This proposal will also provide the Board of Directors adequate, orderly procedure and give the Board of Directors adequate time to consider proposals which may be made by parties seeking a change of control in order to consider the potential impact on the interests of stockholders. The Board will also be able to make a recommendation or statement of its position so as to enable stockholders to better determine whether they desire to attend the meeting or grant a proxy to the Board of Directors as to the disposition of any such business.

The Delaware GCL requires that the affairs of a corporation be managed by a board of directors. Proposals 8 and 9, by limiting the manner in which the Company's Certificate of Incorporation and By-laws may be amended following the Meeting, are intended not only to promote continuity of operations and thereby enhance the Company's ability to attain its long term goals, but also to allow the Board to more effectively manage the affairs of and internal operating procedures of the Company. These proposals are intended to have the effect of making it more difficult for stockholders, following the Meeting, to eliminate the constituent elements contained within Proposal 4 to 9.

                 POSSIBLE ANTI-TAKEOVER EFFECTS OF THE PROPOSALS

The Proposals are intended to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arm's length negotiations with the Company's Board of Directors. The Board of Directors believe that the adoption of the Proposals will enable the Board of Directors to evaluate the proposal and study alternative proposals in the absence of the coercive atmosphere that might otherwise prevail and without the imminent threat of removal. This ability to evaluate and negotiate will help ensure that the best price is obtained in any acquisition transaction that may ultimately be consummated.

The Proposals cannot, and are not intended to, prevent a purchase of all or a majority of the equity securities of the Company nor are they intended to deter bids or other efforts to acquire such securities. Rather, the Board of Directors believes that the Proposals will discourage disruptive tactics and takeovers at unfair prices or on terms that do not provide all stockholders with the opportunity to sell their stock at a fair price and will encourage third parties which may seek to acquire control of the Company to initiate such an acquisition through negotiations directly with the Board of Directors. Therefore, the Board believes that it will be in a better position to protect the interests of all of the stockholders if the Proposals are approved. In addition, the stockholders of the Company will have a more meaningful opportunity to evaluate such action.

Adoption of the Proposals may deter certain mergers, tender offers, proxy contests or other future takeover attempts which holders of some or even a majority of the outstanding stock believe to be in their best interests, and may make removal of management more difficult even if such removal would be beneficial in the judgment of many of the stockholders. Not all takeovers or changes in control of the Board of Directors that are proposed and effected without prior consultation and negotiation with the incumbent Board are necessarily detrimental to the Company and its stockholders. However, the Board believes that the benefits of seeking to protect its ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure the Company outweigh the disadvantages of discouraging such proposals.

Although the Proposals are intended to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arm's length negotiations with the Board the overall effect of these provisions may be to discourage a third party from making a tender offer for a portion or all of the Company's securities, hostile or otherwise (including an offer at a substantial premium over the then prevailing market value of the Company's Common Stock), or otherwise attempting to obtain a substantial portion of the Common Stock of the Company in order to commence a proxy contest or engage in other takeover-related action, even though some or a majority of the Company's stockholders might believe such actions to be beneficial. If third parties are discouraged from making offers for all or a substantial portion of the Company's Common Stock, the effect may be to dampen demand for, or speculation in, the Company's Common Stock and therefore negatively impact the price of the Common Stock.

To the extent that any third party potential acquirors are deterred by the Proposals, such provisions may serve to benefit incumbent management by making it more difficult to remove management, even when the only reason for the proposed change of control or the stockholder action may be the unsatisfactory performance of the present directors. In addition, since the Proposals are in part designed to discourage accumulating large blocks of the Company's voting securities by purchasers whose objective is to gain control of the Company, their adoption could tend to reduce the temporary fluctuation in the market price of such voting stock that frequently results from such accumulations or attempted accumulations. Accordingly, stockholders could be deprived of certain opportunities to sell their shares at a higher market price.

                  RELATIONSHIP OF PROPOSALS TO OTHER PROVISIONS

Existing provisions of the Delaware GCL and the Company's Certificate of Incorporation may be deemed to discourage unsolicited takeover proposals regardless of the adoption or rejection of the Proposals. Although the Company's current Certificate of Incorporation does not contain provisions intended by the Company to have, or to the knowledge of the Board of Directors having, an anti-takeover effect, it authorizes the issuance of 21,685,862 shares of Common Stock, in addition to Common Stock currently outstanding (if Proposal 2 is approved) and 1,000,000 shares of Preferred Stock. The Board has the authority to fix by resolution the designations, powers, preferences, rights, qualifications, limitations or restrictions on the shares of Preferred Stock. This authorized and available Common Stock and Preferred Stock could (within the limits imposed by applicable law and the rules of the NASDAQ National Market) be issued by the Company and used to discourage a change in control of the Company. For example, the Company could privately place shares with purchasers who might side with the Board of Directors in opposing a hostile takeover. Shares of Common Stock or Preferred Stock could also be issued to a holder that would thereafter have sufficient voting power to assure that any proposal to amend or repeal the By-laws or certain provisions of the Certificate of Incorporation would not receive the vote required by Proposal 8 or Proposal 9, respectively, if adopted. Additionally, the Board could designate a series of Preferred Stock to be issued in connection with a rights plan. In addition, the Company's By-laws currently restrict the calling of a special meeting to the Board of Directors, the President or the Secretary at the request of stockholders of a majority of the voting stock. The provision could make it more difficult for a party to seeking to acquire control to call a meeting for the election of directors or to take other desired corporate action.

Once a Classified Board is established, the Delaware GCL prohibits stockholders from removing members of a Classified Board without cause before the expiration of their respective terms unless the Certificate of Incorporation specifies otherwise. The Delaware GCL contains a number of other provisions which are designed to strengthen the position of incumbent management in connection with a takeover attempt. For example, Delaware law provides that a corporation has the general power, exercisable by its board of directors, to accept, reject, respond to or take no action in respect of an actual or proposed acquisition, divestiture, tender offer, takeover or other fundamental change. The case law of Delaware has developed special standards for deciding whether to uphold or advocate the actions of incumbent management in the context of takeover proposals.

The Company is also subject to Section 203 of the Delaware GCL, which provides that a person who acquires fifteen percent (15%) or more of the outstanding voting stock of a Delaware corporation becomes an "interested stockholder".
Section 203 prohibits a corporation from engaging in mergers or certain other "business combinations" with an interested stockholder for a period of three (3) years, unless (i) prior to the date the stockholder becomes an interested stockholder, the board of directors approves either the business combination or the transaction which results in the stockholder becoming an interested stockholder; or (ii) the interested stockholder is able to acquire ownership of at least eight-five percent (85%) of the outstanding voting stock of the corporation (excluding shares owned by directors of the corporation who are also officers and shares owned by certain employee stock plans) in the same transaction by which the stockholder became an interested stockholder; or (iii) the interested stockholder obtains control of the board of directors, which then approves a business combination which is authorized by a vote of the holders of two-thirds of the outstanding voting stock not held by the interested stockholder.

The definition of interested stockholder does not include persons whose ownership of voting stock exceeds the fifteen percent (15%) threshold as a result of action taken by the corporation unless that person thereafter acquires additional shares.

A "business combination" is defined broadly in the Delaware GCL to include any merger or consolidation with the interested stockholder, any merger or consolidation caused by the interested stockholder in which the surviving corporation will not be subject to Delaware law, or the sale, lease, exchange, mortgage, pledge, transfer or other disposition to the interested stockholder of any assets of the corporation having a market value equal to or greater than ten percent (10%) of the aggregate market value of the assets of the corporation. "Business combination" is also defined to include transfers of stock of the corporation or a subsidiary to the interested stockholder (except for transfers in conversion, exchange or pro rata distribution which do not increase the interested stockholder's proportionate ownership of a class or series), or any receipt by the interested stockholder (except proportionately as a stockholder) of any loans, advances, guaranties, pledges or financial benefits.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

KPMG Peat Marwick LLP, certified public accountants, have been appointed by the Company's Board of Directors as independent auditors for the Company to examine and report on its financial statements for fiscal year ending May 31, 1998. KPMG Peat Marwick LLP audited and reported on the Company's financial statements for the year ended May 31, 1997 and it is expected that a representative of KPMG Peat Marwick LLP will be present at the Meeting with an opportunity to make a statement if he desires to do so and will be available to respond to questions. The appointment of the independent auditors will be ratified if it receives the affirmative vote of the holders of a majority of shares of the Company's Common Stock present at the Meeting, in person or by proxy. Submission of the appointment of the auditors to the Stockholders for ratification will not limit the authority of the Board of Directors to appoint another accounting firm to serve as independent auditors if the present auditors resign or their engagement is otherwise terminated. If the Stockholders do not ratify the appointment of KPMG Peat Marwick LLP at the Meeting, the selection of KPMG Peat Marwick LLP may be reconsidered by the Board of Directors.

                             STOCKHOLDER'S PROPOSALS

Any proposal by a Stockholder of the Company intended to be presented at the 1998 Annual Meeting of Stockholders must be received by the Company at its principal executive office not later than July 1, 1998 for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Any such proposal must also comply with the other requirements of the proxy solicitation rules of the Securities and Exchange Commission.

                             FORM 10-K ANNUAL REPORT

UPON WRITTEN REQUEST BY ANY STOCKHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING, THE COMPANY WILL FURNISH THAT PERSON, WITHOUT CHARGE, WITH A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MAY 31, 1997, WHICH IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. IN THE EVENT THAT EXHIBITS TO SUCH FORM 10-K ARE REQUESTED, A FEE WILL BE CHARGED FOR REPRODUCTION OF SUCH EXHIBITS. If the person requesting the report was not a Stockholder of record on September 23, 1997, the request must contain a good faith representation that the person making the request was a beneficial owner of the Company's stock at the close of business on such date. Requests should be addressed to Mr. John G. Sharkey, Secretary, TSR, Inc., 400 Oser Avenue, Hauppauge, NY 11788.

            OTHER BUSINESS SOLICITATION AND EXPENSES OF SOLICITATION

The Board of Directors does not know of any other matters to be brought before the Meeting, except those set forth in the notice thereof. If other business is properly presented for consideration at the Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgement on such matters.

Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the securities laws that might incorporate future filings, the report of the Compensation Committee and the performance graph included in this Proxy Statement shall not be incorporated by reference into any such filing.

The cost of preparing this Proxy Statement and all other costs in connection with this solicitation of proxies for the Annual Meeting of Stockholders are being borne by the Company. In addition to solicitation by mail, the Company's directors, officers, and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews. Brokers, custodians, and fiduciaries will be requested to forward proxy soliciting material to the beneficial owners of Common Stock held in their names, and the Company will reimburse them for their out-of-pocket expenses incurred in connection with the distribution of proxy materials.

Your cooperation in giving this matter your immediate attention and in returning your proxies will be appreciated.


                                          By Order of the Directors,

                                          John G. Sharkey, Secretary


September 29, 1997

                                    TSR, INC.
                          EXHIBIT A TO PROXY STATEMENT
                          1997 MEETING OF STOCKHOLDERS

PROPOSAL 4

The following shall be added as the second paragraph under Article Fifth of the Certificate of Incorporation:

"Terms of Directors. The number of Directors of the Corporation shall be fixed by resolution duly adopted from time to time by the Board of Directors. The Directors, shall be classified, with respect to the term for which they hold office, into three classes, as nearly equal in number as possible. The initial Class III Director shall serve for a term expiring at the annual meeting of stockholders to be held in 1998, the initial Class II Directors shall serve for a term expiring at the annual meeting of stockholders to be held in 1999, and the initial Class I Directors shall serve for a term expiring at the annual meeting of stockholders to be held in 2000. At each annual meeting of stockholders, the successor or successors of the class of Directors whose term expires at that meeting shall be elected by a plurality of the votes cast at such meeting and shall hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. The Directors elected to each class shall hold office until their successors are duly elected and qualified or until their earlier resignation or removal."

The following shall be added as the third paragraph under Article Fifth of the Certificate of Incorporation:

"Vacancies. Any and all vacancies in the Board of Directors, however occurring, including, without limitation, by reason of an increase in size of the Board of Directors, or the death, resignation, disqualification or removal of a Director, shall be filled solely by the affirmative vote of a majority of the remaining Directors then in office, even if less than a quorum of the Board of Directors. Any Director appointed in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until such Director's successor shall have been duly elected and qualified or until his or her earlier resignation or removal. When the number of Directors is increased or decreased, the Board of Directors shall determine the class or classes to which the increased or decreased number of Directors shall be apportioned so as to maintain each class as nearly equal in number as possible; provided, however, that no decrease in the number of Directors shall shorten the term of any incumbent Director.

Article III, Section 2 of the By-Laws is deleted in its entirety and replaced with the following:

"Vacancies. Any and all vacancies in the Board of Directors, however occurring, including, without limitation, by reason of an increase in size of the Board of Directors, or the death, resignation, disqualification or removal of a Director, shall be filled solely by the affirmative vote of a majority of the remaining Directors then in office, even if less than a quorum of the Board of Directors. Any Director appointed in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until such Director's successor shall have been duly elected and qualified or until his or her earlier resignation or removal. When the number of Directors is increased or decreased, the Board of Directors shall determine the class or classes to which the increased or decreased number of Directors shall be apportioned so as to maintain each class as nearly equal in number as possible; provided, however, that no decrease in the number of Directors shall shorten the term of any incumbent Director.

PROPOSAL 5

The following shall be added as Article Eleventh of the Certificate of
Incorporation:

"Stockholder Action. Any action required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders and may not be taken or effected by a written consent of stockholders in lieu thereof."

Article II, Section 11 of the By-Laws is deleted in its entirety.


                                  Exhibit A - 1

PROPOSAL 6

To add the following as the first paragraph of Article III, Section 1 of the By-Laws:

"Director Nominations. Nominations of candidates for election as directors of the Corporation at any Annual Meeting may be made only (a) by, or at the direction of, a majority of the Board of Directors or of a committee of the Board of Directors specifically authorized to make such nominations or (b) by any holder of record (both as of the time notice of such nomination is given by the stockholder as set forth below and as of the record date for the Annual Meeting in question) of any shares of the voting stock of the Corporation entitled to vote at such Annual Meeting who complies with the timing, informational and other requirements set forth in this Section. Any stockholder who has complied with the timing, informational and other requirements set forth in this Section and who seeks to make such a nomination, or his, her or its representative, must be present in person at the Annual Meeting. Only persons nominated in accordance with the procedures set forth in this Section shall be eligible for election as directors at an Annual Meeting.

"Nominations, other than those made by, or at the direction of, the Board of Directors or a duly authorized committee thereof, shall be made pursuant to timely notice in writing to the Secretary of the Corporation as set forth in this Section. A stockholder's notice shall be timely if delivered to, or mailed to and received by, the Corporation at its principal executive office not less than 75 days nor more than 120 days prior to the Anniversary Date; provided, however, that in the event the Annual Meeting is scheduled to be held on a date more than 30 days before the Anniversary Date or more than 60 day after the Anniversary Date, a stockholder's notice shall be timely if delivered to, or mailed and received by, the Corporation at its principal executive office not later than the close of business on the later of (i) the 75th day prior to the scheduled date of such Annual Meeting or (ii) the 15th day following the day on which public announcement of the date of such Annual Meeting is first made by the Corporation.

"A stockholder's notice to the Secretary shall set forth as to each person whom the stockholder proposes to nominate for election or re-election as a director:
(i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Corporation's voting stock which are beneficially owned by such person on the date of such stockholder notice, (iv) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (v) the consent of each nominee to serve as a director if elected. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a Director of the Corporation. A stockholder's notice to the Secretary shall further set forth as to the stockholder giving such notice: (i) the names and addresses, as they appear on the Corporation's stock transfer books, of such stockholder and of the beneficial owners (if any) of the Corporation's voting stock registered in such stockholder's name and the names and addresses of other stockholders known by such stockholder to be supporting such nominee(s), (ii) the class and number of shares of the Corporation's voting stock which are held of record, beneficially owned or represented by proxy by such stockholder and by any other stockholders known by such stockholder to be supporting such nominee(s) on the record date for the Annual Meeting in question (if such date shall then have been made publicly available) and on the date of such stockholder's notice, and (iii) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder.

"If the Board of Directors or a designated committee thereof determines that any stockholder nomination was not made in accordance with the terms of this Section or that the information provided in a stockholder's notice does not satisfy the information requirements of this Section in any material respect, then such nomination shall not be considered at the Annual Meeting in question. If neither the Board of Directors nor such committee makes a determination as to whether a nomination was made in accordance with the provisions of this Section, the presiding officer of the Annual Meeting shall determine whether a nomination was made in accordance with such provisions. If the presiding officer determines that any stockholder nomination was not made in accordance with the terms of this Section or that the information provided in a stockholder's notice does not satisfy the informational requirements of this Section in any material respect, then such nomination shall not be considered at the Annual Meeting in question. If the Board of


                                  Exhibit A - 2

Directors, a designated committee thereof or the presiding, officer determines that a nomination was made in accordance with the terms of this Section, the presiding officer shall so declare at the Annual Meeting and ballots shall be provided for use at the meeting with respect to such nominee.

"Notwithstanding anything, to the contrary in the second sentence of the second paragraph of this Section, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for directors or specifying the size of the increased Board of Directors at least 75 days prior to the Anniversary Date, a stockholder's notice required by this Section shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if such notice shall be delivered to, or mailed to and received by, the Corporation at its principal executive office not later than the close of business on the 15th day following the day on which such public announcement is first made by the Corporation of such increase.

"No person shall be elected by the stockholders as a Director of the Corporation unless nominated in accordance with the procedures set forth in this Section. Election of Directors at the Annual Meeting need not be by written ballot, unless otherwise provided by the Board of Directors or presiding officer at such Annual Meeting. If written ballots are to be used ballots bearing the names of all the persons who have been nominated for election as Directors at the Annual Meeting in accordance with the procedures set for this Section shall be provided for use at the Annual Meeting."

PROPOSAL 7

The following shall be added as Article II, Sections 11 and 12 of the By-Laws.

 Section 11, "Matters to be Considered at Annual Meetings. At any annual meeting of stockholders or any special meeting in lieu of annual meeting of stockholders (the "Annual Meeting"), only such business shall be conducted, and only such proposals shall be acted upon, as shall have been properly brought before such Annual Meeting. To be considered as properly brought before an Annual Meeting, business must be: (a) specified in the notice of meeting, (b) otherwise properly brought before the meeting by, or at the direction of, the Board of Directors, or (c) otherwise properly brought before the meeting by any holder of record (both as of the time notice of such proposal is given by the stockholder as set forth below and as of the record date for the Annual Meeting in question) of any shares of voting stock of the Corporation entitled to vote at such Annual Meeting who complies with the requirements set forth in this Section.

"In addition to any other applicable requirements, for business to be properly brought before an Annual Meeting by a stockholder of record of any shares of voting stock entitled to vote at such Annual Meeting, such stockholder shall:
(i) give timely notice as required by this Section to the Secretary of the Corporation and (ii) be present at such meeting, either in person or by a representative. A stockholder's notice shall be timely if delivered to, or mailed to and received by, the Corporation at its principal executive office not less than 75 days nor more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting (the "Anniversary Date"), provided, however, that in the event the Annual Meeting is scheduled to be held on a date more than 30 days before the Anniversary Date or more than 60 days after the Anniversary Date, a stockholder's notice shall be timely if delivered to, or mailed to and received by, the Corporation at its principal executive office not later than the close of business on the later of (A) the 75th day prior to the scheduled date of such Annual Meeting or (B) the 15th day following the day on which public announcement of the date of such Annual Meeting is first made by the Corporation.

"For purposes of these By-laws, "public announcement" shall mean: (i) disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service, (ii) a report or other document filed publicly with the Securities and Exchange Commission (including, without limitation, a Form 8-K), or (iii) a letter or report sent to stockholders of record of the Corporation at the time of the mailing of such letter or report.

"A stockholder's notice to the Secretary shall set forth as to each matter proposed to be brought before an Annual Meeting: (i) a brief description of the business the stockholder desires to bring before such Annual Meeting and the reasons for conducting such business at such Annual Meeting, (ii) the name and address, as they appear on the Corporation's stock transfer books, of the stockholder proposing such business, (iii) the number of shares of the


                                  Exhibit A - 3

Corporation's voting stock beneficially owned by the stockholder proposing such business, (iv) the names and addresses of the beneficial owners, if any, of any voting stock of the Corporation registered in such stockholder's name on such books, and the class and number of shares of the Corporation's voting stock beneficially owned by such beneficial owners, (v) the names and addresses of other stockholders known by the stockholder proposing such business to support such proposal, and the class and number of shares of the Corporation's voting stock beneficially owned by such other stockholders, and (vi) any material interest of the stockholder proposing to bring such business before such meeting (or any other stockholders known to be supporting such proposal) in such proposal.

"If the Board of Directors or a designated committee thereof determines that any stockholder proposal was not made in a timely fashion in accordance with the provisions of this Section or that the information provided in a stockholder's notice does not satisfy the information requirements of this Section in any material respect, such proposal shall not be presented for action at the Annual Meeting in question. If neither the Board of Directors nor such committee makes a determination as to the validity of any stockholder proposal in the manner set forth above, the presiding officer of the Annual Meeting shall determine whether the stockholder proposal was made in accordance with the terms of this Section. If the presiding officer determines that any stockholder proposal was not made in a timely fashion in accordance with the provisions of this Section or that the information provided in a stockholder's notice does not satisfy the information requirements of this Section in any material respect, such proposal shall not be presented for action at the Annual Meeting in question. If the Board of Directors, a designated committee thereof or the presiding officer determines that a stockholder proposal was made in accordance with the requirements of this Section, the presiding officer shall so declare at the Annual Meeting and ballots shall be provided for use at the meeting with respect to such proposal.

"Notwithstanding the foregoing provisions of this By-Law, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder with respect to the matters set forth in this By-Law, and nothing in this By-Law shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act."

Section 12, "Matters to be Considered at Special Meetings. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation, unless otherwise provided by law."

PROPOSAL 8

The following shall be added as a new paragraph at the end of Article Tenth of the Certificate of Incorporation:

"Amendment of Certificate of Incorporation. The affirmative vote of not less than two-thirds of the voting stock eligible to be cast by holders of voting stock, shall be required to amend or repeal the provisions of the second and third paragraphs of Article Fifth, this last paragraph of Article Tenth, Article Eleventh or Article Twelfth of this Certificate of Incorporation."

PROPOSAL 9

The following shall be added as Article Twelfth of the Certificate of
Incorporation:

"Amendment of By-laws. Except as otherwise provided by law, the By-laws of the Corporation may be amended or repealed by the Board of Directors. In addition, the By-laws of the Corporation may be amended or repealed at any annual meeting of stockholders, or special meeting of stockholders called for such purpose, by the affirmative vote of at least two-thirds of the voting stock present and entitled to vote on such amendment or repeal; provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of a majority of the voting stock present and entitled to vote on such amendment or repeal ."


                                  Exhibit A - 4

                                   PROXY CARD

                                                                           Front

                                    TSR, INC.
                                 400 OSER AVENUE
                            HAUPPAUGE, NEW YORK 11788

                                   ----------

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 22, 1997

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints JOSEPH F. HUGHES and ERNEST G. BAGO or either of them, each with full power of substitution, proxies of the undersigned to vote all shares of common stock of TSR, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on the 22nd of October, 1997 at 9:00 a.m., at the offices of the Company located at 400 Oser Avenue, Hauppauge, NY, and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat. Said proxies are instructed to vote as follows:

1. FOR [ ] WITHHOLDING VOTE [ ] The election of all nominees for director listed below.

     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY PARTICULAR NOMINEE, STRIKE A LINE THROUGH THE NOMINE'S NAME IN THE LIST BELOW.

     Joseph F. Hughes, Ernest G. Bago, James J. Hill, John H. Hochuli, Jr., Michael P. Dowd.

2. FOR [ ] AGAINST [ ] ABSTAIN [ ] Approval of the 1997 Employee Stock Option Plan.

3. FOR [ ] AGAINST [ ] ABSTAIN [ ] The amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock by 21,000,000 to 25,000,000.

4. FOR [ ] AGAINST [ ] ABSTAIN [ ] The amendments to the Certificate of Incorporation to provide for the classification of the Company's Board of Directors into three classes and certain related matters and the amendment to the Company's By-laws which includes conforming changes.

5. FOR [ ] AGAINST [ ] ABSTAIN [ ] The amendment to the Certificate of Incorporation to eliminate stockholder action by written consent.

6. FOR [ ] AGAINST [ ] ABSTAIN [ ] The amendment of the By-laws to require stockholders to give the Company prior written notice of their intention to nominate directors.


               (Continued and to be signed on the reverse side.)



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                                   PROXY CARD

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 7.  FOR [ ]  AGAINST [ ]  ABSTAIN [ ]  The amendment to the By-laws to require stockholders to give the Company prior written notice of their intention to bring matters before an annual meeting of stockholders and providing for procedures bringing matters before a special meeting of stockholders.

 8. FOR [ ] AGAINST [ ] ABSTAIN [ ] The amendment to the Certificate of Incorporation to require that amendments to certain provisions of the Certificate of Incorporation require a vote of holders of 66-2/3% of the voting stock.

 9. FOR [ ] AGAINST [ ] ABSTAIN [ ] The amendment to the Certificate of Incorporation to require that amendments to the By-laws approved by the stockholders require the vote of holders of 66-2/3% of the voting stock, unless such amendment is approved by the Board of Directors, in which case a vote of holders of a majority of the voting stock shall be required.

10. FOR [ ] AGAINST [ ] ABSTAIN [ ] The ratification of the appointment by the Board of Directors of the Company of KPMG Peat Marwick LLP as the independent auditors of the Company to examine and report on its financial statements for the year ending May 31, 1998.

11. In accordance with their best judgement with respect to any other business that may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ABOVE PROPOSALS.

Receipt is acknowledged of the Notice and Proxy Statements relating to this meeting.


                                          Dated:__________________________, 1997


                                          ______________________________________
                                                       Signature

                                          ______________________________________
                                                       Signature


Please sign as name(s) appear(s) hereon. Proxies should be dated when signed. When signing as attorney, executor, administrator, trustee or guardian, the full title of such should be given. Only authorized officers should sign for a corporation. If shares are registered in more than one name, each joint owner should sign.